EXHIBIT 10.4

                                ESCROW AGREEMENT

     SBS Interactive, Co., a Florida corporation ("Issuer"), Richardson & Patel LLP ("Escrow Agent") and Trilogy Capital Partners, Inc., a California corporation ("Trilogy"), mutually agree as follows:

                                    RECITALS

     On November 19, 2004 Issuer and Trilogy entered into that certain Letter of Engagement whereby Issuer agreed to issue to Trilogy warrants to purchase a total of 450,000 shares of Issuer's common stock. The warrants are (i) exercisable as to 225,000 shares so long as Issuer's share price reaches $0.75 per share and maintains such average price threshold for no fewer than ten consecutive trading days, and (ii) exercisable as to an additional 225,000 shares so long as Issuer's share price reaches $1.00 per share and maintains such average price threshold for no fewer than ten consecutive trading days, as further described in the Warrant attached hereto as Exhibit A (the "Warrant"). For purposes of this Agreement, the milestones described in sections (i) and
(ii) herein shall be referred to individually as a "Milestone" and collectively as the "Milestones" and the certificate for the shares to be received upon Trilogy's exercise of warrants and achievement of a Milestone shall be referred to as the "Milestone Shares".

     Therefore, Issuer, Trilogy and the Escrow Agent agree as follows:

                                    AGREEMENT

     1. Purpose. The purpose of this Agreement is to provide an arrangement whereby Trilogy can, upon the achievement of a Milestone, exercise the Warrant and receive a certificate for the Milestone Shares.

     2. Appointment. Issuer and Trilogy hereby appoint the Escrow Agent to serve as Escrow Agent for the purposes set forth herein and the Escrow Agent hereby accepts the appointment. Within five days from the execution of this Agreement, Issuer shall deposit with the Escrow Holder two certificates, each representing 225,000 shares of Issuer's Common Stock, registered in the name of Trilogy. If at any time the warrants become exercisable for additional shares of common stock of the Issuer as a result of a stock dividend, stock split, other combination or reclassification or for other securities or property, as provided in Section 2 of the Warrant, the Issuer hereby agrees to deposit, within three business day of such event, with the Escrow Agent certificates representing such number of additional shares of common stock or other securities or property.

     3. Delivery of Exercise Price. If Trilogy desires to exercise warrants after the achievement of a Milestone, Trilogy shall deliver to the Escrow Agent
(a) the exercise price for the Milestone Shares, in immediately available funds, which shall be in the form of a cashier's check, money order or wire transfer,
(b) confirmation that the Milestone was achieved and (c) the certification attached hereto as Exhibit B, duly signed by Trilogy (the "Certification").



PAGE>


         4. Release of Certificates. Upon receipt of the exercise price, confirmation from the Issuer that the Milestone was achieved and the duly signed Certification, the Escrow Agent shall release a certificate representing the Milestone Shares to Trilogy against a receipt signed by Trilogy for the certificate, and shall transmit the exercise price to Issuer.

     5. Nature of Account. If the exercise price is deposited or wired into an account, Issuer understands that such account will not be an interest-bearing deposit account and that the funds shall be transmitted to Issuer without interest. If for any reason the exercise price is returned to Trilogy, Trilogy understands that the exercise price shall not have earned interest and no interest shall be paid to Trilogy.

     6. Term. The term of this Agreement shall continue until the certificates for the Milestone Shares are released to Trilogy and the exercise price is transferred to Issuer but in no event shall the term of this Agreement extend beyond the Termination Date set forth in the Warrant.

     7. Escrow Agent's Responsibility. The parties agree to provide to the Escrow Agent all information necessary to facilitate the administration of this Agreement and the Escrow Agent may rely upon any representation so made. Nothing contained in this Agreement shall constitute the Escrow Agent as trustee for any party hereto or impose on the Escrow Agent any duties or obligations other than those for which there is an express provision herein. Except as provided herein, the Escrow Agent shall have no responsibility or liability for delivery of the Milestone Shares to Trilogy. For all purposes connected herewith the Escrow Agent shall be entitled to assume that the parties hereto are fully authorized and empowered, without obtaining the rights of any third parties, to appoint the Escrow Agent as the Escrow Agent in accordance with the terms and provisions hereof.

     8. Limitations on Liability. It is understood that the Escrow Agent shall incur no liability, except for acts of gross negligence or willful misconduct. None of the provisions hereof shall be construed so as to require the Escrow Agent to expend or risk any of its own funds or otherwise incur any liability in the performance of it duties under this Agreement. The Escrow Agent shall incur no liability if it becomes illegal or impossible to carry out any of the provisions herein. The Escrow Agent shall not be required to take or be bound by notice of default of any person, or to take any action with respect to such default involving any expense or liability, unless written notice of such default is given to the Escrow Agent by the undersigned or any of them, and unless the Escrow Agent is indemnified in a manner satisfactory to it against such expense or liability. The Escrow Agent shall not be liable to any party hereto in acting upon any written notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be signed by the proper party or parties. The Escrow Agent will be entitled to treat as genuine and as the document it purports to be any letter, paper, fax or other document furnished or caused to be furnished to the Escrow Agent. The Escrow Agent shall have no liability with respect to any good faith action taken or allowed by it hereunder, except for acts of gross negligence or willful misconduct. The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake or fact or law, except for acts of gross negligence or willful misconduct, or for anything which it may do or refrain from doing in connection herewith, and the Escrow Agent shall have no duties to anyone except those signing this Agreement. The Escrow Agent may


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consult with legal counsel in the event of any dispute or questions as the interpretation or construction of this Agreement or the Escrow Agent's duties hereunder. In addition, the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel, except for acts of gross negligence or willful misconduct. In the event of any disagreement between the undersigned or any person or persons named in this Agreement, and any other person, resulting in adverse claims and demands being made in connection with or for any money involved herein or effected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claims or demands, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them, or to any person named in this Agreement, for its refusal to comply with such conflicting or adverse demands and the Escrow Agent shall be entitled to continue so to refrain and refrain and refuse so to act until (i) the rights of the adverse claimants have been finally adjudicated in a court or by arbitration as set forth below assuming and having jurisdiction of the parties and the property involved herein and affected hereby; or (ii) all differences have been adjudicated by agreement and the Escrow Agent has been notified thereof in writing by all of the persons interested.

     9. Indemnification. In consideration of Escrow Agent agreeing to act as an escrow agent pursuant to the terms and conditions of the Escrow Agreement, Trilogy and Issuer do hereby agree to indemnify Escrow Agent, its officers, directors, agents, and employees, defend and hold the same harmless for and against any and all claims, liability, actions, losses, costs, damages or expenses, including attorneys' fees and expenses, which Escrow Agent may sustain or incur, directly or indirectly, by reason of, or in consequence of, Escrow Agent's acting or failing to act as escrow agent.

     10. Resignation of the Escrow Agent. The Escrow Agent reserves the right to resign as the Escrow Agent at any time by giving 30 business days written notice thereof to all parties at the last known address. Upon notice or resignation by the Escrow Agent, the undersigned agree that the Escrow Agent may deliver any property or documents that it holds to the replacement escrow agent. If no notice is promptly received from the undersigned and the replacement Escrow Agent, the Escrow Agent may petition any court of competent jurisdiction for disposition of the property or documents and the Escrow Agent shall thereby be released from any and all responsibility and liability to the parties hereto.

     11. Disputes. If at any time a dispute shall exist as to the duty of the Escrow Agent under the terms hereof or if the property or documents deposited hereunder are not withdrawn on or before the termination or expiration of this Agreement, the Escrow Agent may deposit the property or documents with the Clerk of the Superior Court of the County of Los Angeles, State of California, and may interplead the parties hereto. Upon so depositing such property or documents and filing its complaint in interpleader, the Escrow Agent shall be released from all liability, under the terms hereof, as to the property or documents so deposited. The parties hereto for themselves consent and agree to the


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jurisdiction of said Court, and do hereby appoint the Clerk of the said Court as their agent for the service of all process in connection with the proceedings mentioned in this paragraph.

     12. Governing Law and Captions. This Agreement shall be governed and interpreted by the laws of the State of California. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect the construction or effect of this Agreement.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. Amendments, Modifications, etc. This Agreement may be amended, modified, superseded or canceled only by a written instrument executed by Issuer and Trilogy and consented to in writing by the Escrow Agent. Any of the terms and conditions hereof may be waived only by a written instrument executed by the party waiving compliance therewith. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of any condition or of the breach of any terms of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term of this Agreement.

     15. Notices. All notices hereunder shall be made in writing to the parties at the addresses listed below (or at such other address as shall be provided pursuant to a written notice given in compliance with this paragraph 15) by mail with postage paid and certified or registered or by facsimile or delivery via courier to the respective parties. Mailed notices shall be deemed to be delivered seven days following the date of such mailing. Facsimile transmissions shall be deemed to be delivered on the date of the transmission, so long as a receipt confirming that the transmission was successful is received. Notices delivered by courier shall be deemed to be received on the date of delivery by the courier service.

         Issuer:

         SBS Interactive, Co.
         4211 Yonge Street, Suite 235
         Toronto, Ontario, Canada M2P 2A9
         Attn.:  Todd Gotlieb, President
         Facsimile: (416) 223-9293




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

         Trilogy:

         Trilogy Capital Partners, Inc.
         1901 Avenue of the Stars, Suite 1060
         Los Angeles, California 90067
         Attn.:  A.J. Cervantes
         Facsimile:  (509) 694-8692




                            (signature page follows)


























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




Dated:  November 19, 2004

                                    SBS INTERACTIVE, INC.
                                    (Issuer)



                                     By: /s/ Todd Gotlieb
                                        ----------------------------------------
                                         Todd Gotlieb, President




                                    TRILOGY CAPITAL PARTNERS, INC.
                                    (Trilogy)



                                     By: /s/ A.J. Cervantes
                                        ----------------------------------------
                                         A.J. Cervantes, President



                                     RICHARDSON & PATEL LLP
                                     (Escrow Agent)



                                     By:
                                        ----------------------------------------

                                     Its:
                                         ---------------------------------------














                       Signature Page to Escrow Agreement

                                    EXHIBIT A

                                     WARRANT

                                                  (see attached)

                                    EXHIBIT B

                                  CERTIFICATION

     I, A.J. Cervantes, President of Trilogy Capital Partners, Inc., hereby certify under penalty of perjury under the laws of the State of California that

     (i) neither I nor Trilogy Capital Partners, Inc. have purchased common stock of SBS Interactive, Co. through the OTCBB during the ten consecutive trading days immediately prior to the achievement of the Milestone, as that period is described in that certain Escrow Agreement among Trilogy Capital Partners, Inc., SBS Interactive, Co. and Richardson & Patel LLP; and

     (ii) no agent or affiliate of mine or of Trilogy Capital Partners, Inc. has, at the instruction, request or urging of me or Trilogy Capital Partners, Inc., purchased common stock of SBS Interactive, Co. through the OTCBB during the ten consecutive trading days immediately prior to the achievement of the Milestone.


Dated: _____________________

                         Trilogy Capital Partners, Inc.



                         By: /s/ A. J. Cervantes
                            -----------------------------------------
                             A.J. Cervantes




                         A.J. Cervantes, an individual


                         /s/ A.J. Cervantes
                         --------------------------------------------